UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2012

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Regent Street, Suite 520 Livingston, New Jersey 07039
(Address of Principal Executive Offices)

(973) 758-9555
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On June 20, 2012, Silversun Technologies, Inc. (“Silversun” or the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the completion of its acquisition of those certain assets (the “Acquired Assets”), through its wholly-owned subsidiary, SWK Technologies, Inc. (“SWK”), of Hightower, Inc. (“Hightower”), pursuant to the terms of that certain Asset Purchase Agreement dated as of June 14, 2012 (the “Purchase Agreement”), by and among the Company, Neal L. Wolf, Esq., of Neal L. Wolf & Associates, LLC, not individually, but solely in his capacity as Trustee-Assignee of the Trust Agreement and Assignment for the Benefit of Creditors of Hightower, Incorporated (the “Seller”), Hightower, Jeffrey Rosengarden, Robert Nordin and Brian Dunn as the sole shareholders of Hightower (the “Hightower Shareholders”).

On the Closing Date, pursuant to the terms of the Purchase Agreement, the Seller, in accordance with his duties and obligations as Trustee-Assignee under the Trust Agreement dated May 1, 2012, transferred, conveyed and delivered all of the Acquired Assets.  In consideration for the Acquired Assets, the Company paid the Seller in the aggregate sum of $441,964 in cash.  In addition, the Company entered in Consulting Agreements with Jeffrey Rosengarden and Robert Nordin.

A copy of the Purchase Agreement and the copies of the Form Consulting Agreements filed as Exhibits 2.1, 10.1 and 10.2, respectively, to the Silversun Current Report on Form 8-K filed June 20, 2012, are incorporated herein by reference.

This Amendment No. 1 to Current Report on Form 8-K provides the required financial information and amends Item 9.01 of the Current Report on Form 8-K filed by Silversun on June 20, 2012.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The following audited financial statements of Hightower, Inc. are included with this report as Exhibit 99.1

•	Report of the Independent Auditors;

•	Balance Sheets as of December 31, 2011;

•	Statement of Operations and Stockholders’ Deficit for the year ended December 31, 2011;

•	Statement of Cash Flows for the year ended December 31, 2011;

•	Notes to Financial Statements

(b)	The following unaudited financial statements of Hightower, Inc. are included with this report as Exhibit 99.2

•	Independent Accountants’ Review Report

•	Condensed Balance Sheets as of March 31, 2012 and December 31, 2011

•	Condensed Statements of Operations and Stockholders’ Deficit for the three months ended March 31, 2012 and 2011.

•	Condensed Statements of Cash Flows for the three months ended March 31, 2012 and 2011

•	Notes to Condensed Financial Statements

(c)	The following pro forma financial information of SilverSun Technologies, Inc. is included with this report as Exhibit 99.3

•	Unaudited Pro Forma Interim Condensed Balance Sheet as of March 31, 2012

•	Unaudited Pro Forma Interim Condensed Statement of Operations for the three months ended March 31, 2012

•	Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2011

•	Notes to Unaudited Pro Forma Condensed Financial Statements

The unaudited pro forma condensed financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what SilverSuns’ financial position or results of operations actually would have been had SilverSun completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(d)	Shell Company Transactions

Not Applicable

(e)	Exhibits

Exhibit No.	Description

2.1
Form of Asset Purchase Agreement, dated June 14, 2012, by and among SWK Technologies, Inc., Neal L. Wolf, Esq., not individually, but solely in his capacity as Trustee-Assignee of the Trust Agreement and Assignment for the Benefit of Creditors of Hightower, Inc., Hightower Inc. and the Stockholders of Hightower, Inc. (Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 20, 2012)

10.1
Form of Consulting Agreement, dated June 14, 2012, by and between SWK Technologies, Inc. and Robert Nordin (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 20, 2012)

10.2
Form of Consulting Agreement, dated June 14, 2012, by and between SWK Technologies, Inc. and Jeffrey Rosengarden (Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 20, 2012).

23.1	Consent of Independent Accountants

99.1	Audited Financial Statements of Hightower listed in Item 9.01(a).

99.2	Unaudited Financial Statements of Hightower Item 9.01 (b).

99.3	Pro Forma Financial Information of SilverSun Technologies, Inc. listed in Item 9.01(c)

99.4	Press Release Dated June 18, 2012 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 20, 2012).

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

Date: August 30, 2012	By:	/s/Mark Meller
Mark Meller
President, Chief Executive Officer and
Principal Accounting Officer